SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     August 18, 2000
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                               EVANS SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Texas                          0-21956                74-1613155
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(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)

                    720 Avenue F North, Bay City, Texas 77414
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code            (979) 245-2424
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 4. Changes in Registrant's Certifying Accountant.

                  The Audit Committee of the Company's Board of Directors approved a change in the Company's independent accountants for the fiscal year ended September 30, 2000, from PricewaterhouseCoopers LLP ("PWC") to Stephenson & Trlicek, P.C. ("Stephenson"). On February 16, 2000, PWC declined to stand for reelection as the Company's independent accountants and Stephenson was engaged on August 18, 2000.

                  The Company did not consult with Stephenson during each of the three years in the period ended September 30, 1999 on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.




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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVANS SYSTEMS, INC..



Dated: August 23, 2000                 By: /s/ Jerriel L. Evans, Sr.
                                          --------------------------------------
                                          Name: Jerriel L. Evans, Sr.
                                          Title: Chairman of the
                                                 Board and President

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